Filed Pursuant to Rule 497(e)

Securities Act File No. 333-196273

USCF ETF TRUST

USCF Midstream Energy Income Fund (UMI)

Supplement dated December 8, 2023

to the Prospectus dated October 30, 2023

Principal U.S. Listing Exchange: NYSE Arca, Inc.

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The section “DIVIDENDS AND DISTRIBUTIONS” is replaced in its entirety with the following:

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay out dividends on a monthly basis. Nonetheless, the Fund may not make a dividend payment every month. The Fund intends to distribute its net realized capital gains, if any, to investors annually. The Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Please retain this supplement for future reference.